Exhibit 99.2

 Transformative immunomodulating medicines for patients  4Q 2023 & FY 2023 Financial Results  & Business Update

 This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “believe”, “expect”, “plan”, “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These statements include, but are not limited to, Immunocore’s capabilities across oncology, autoimmune and infectious disease therapeutic areas and its ability to grow, maximize and further develop the KIMMTRAK platform, and advance the clinical and pre-clinical programs, including the PRAME franchise, PIWIL 1 target other programs; the estimated market size and patient population for KIMMTRAK and Immunocore’s other product candidates; the three potential growth areas of KIMMTRAK including HLA-A02+ melanoma, metastatic cutaneous melanoma and adjuvant uveal melanoma; the outlook for 2024 and growth drivers for the commercial performance of KIMMTRAK including the momentum of KIMMTRAK in the United States, planned launches in additional countries, expanded access to KIMMTRAK in the United States and globally, early patient identification and indication expansion; expected submission of investigational new drug applications or clinical trial applications; the potential regulatory approval, expected clinical benefits and availability of Immunocore’s product candidates; the ability to enter into pricing agreements and to translate such pricing agreement into a successful launch; the accrual assumptions regarding the outcome of price negotiations in France; the potential benefits and advantages KIMMTRAK and Immunocore’s other product candidates will provide for patients; expectations regarding the design, progress, timing, enrollment, scope, expansion, and results of Immunocore’s existing and planned clinical trials, those of Immunocore’s collaboration partners or the combined clinical trials with Immunocore’s collaboration partners; the timing and sufficiency of clinical trial outcomes to support potential approval of any of Immunocore’s product candidates or those of, or combined with, its collaboration partners; Immunocore’s goals to develop and commercialize product candidates based on its KIMMTRAK platform alone or with collaboration partners; Immunocore’s vision for the clinical benefit of its ImmTAAI platform; and Immunocore’s expectations regarding the use of its cash and cash equivalents, including the net proceeds from the convertible note financing. Any forward- looking statements are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, many of which are beyond Immunocore’s control. These risks and uncertainties include, but are not limited to, the impact of worsening macroeconomic conditions on Immunocore’s business, financial position, strategy and anticipated milestones, including Immunocore’s ability to conduct ongoing and planned clinical trials; Immunocore’s ability to obtain a clinical supply of current or future product candidates or commercial supply of KIMMTRAK or any future approved products, including as a result of health epidemics or pandemic, war in Ukraine, the conflict between Hamas and Israel, or global geopolitical tension; Immunocore’s ability to obtain and maintain regulatory approval of its product candidates, including KIMMTRAK; Immunocore’s ability and plans in continuing to establish and expand a commercial infrastructure and to successfully launch, market and sell KIMMTRAK and any future approved products; Immunocore’s ability to successfully expand the approved indications for KIMMTRAK or obtain marketing approval for KIMMTRAK in additional geographies in the future; the delay of any current or planned clinical trials, whether due to patient enrollment delays or otherwise; Immunocore’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; competition with respect to market opportunities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; Immunocore’s need for and ability to obtain additional funding, on favorable terms or at all, including as a result of worsening macroeconomic conditions, including changes inflation and interest rates and unfavorable general market conditions, and the impacts thereon of the war in Ukraine, the conflict between Hamas and Israel, and global geopolitical tension; Immunocore’s ability to obtain, maintain and enforce intellectual property protection for KIMMTRAK or any product candidates it is developing; and the success of Immunocore’s current and future collaborations, partnerships or licensing arrangements. These and other risks and uncertainties are described in greater detail in the section titled "Risk Factors" in Immunocore’s filings with the Securities and Exchange Commission, including Immunocore’s most recent Annual Report on Form 10- K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 28, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Immunocore’s subsequent filings with the Securities and Exchange Commission.  All forward looking statements contained in this presentation speak only as of the date on which they were made and should not be relied upon as representing its views as of any subsequent date. Except to the extent required by law, Immunocore undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data obtained from third party sources and Immunocore’s own internal estimates and research. While Immunocore believes these third party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third party sources.  KIMMTRAK™ is a trademark owned or licensed to Immunocore.  2  Forward Looking Statements

 Agenda  Overview & 2023 highlights  Bahija Jallal, CEO  Maximizing potential of KIMMTRAK®  Ralph Torbay, Head of Commercial  Advancing clinical portfolio & innovating for sustainable growth  David Berman, Head of R&D  Delivering on our promise  Bahija Jallal, CEO  Q&A Session  3  4Q23 & FY23 financial results  Brian Di Donato, CFO & Head of Strategy

 4  We want to radically improve outcomes for patients with cancer, infectious diseases,  and autoimmune diseases, by pioneering and delivering transformative  immunomodulating medicines

Advancing our strategic pillars

Maximizing potential of KIMMTRAK

$238.7M FY23 net sales with 3 Additional Growth Opportunities

1) US Community & global expansion (**mUM**)
2) Ph 2/3 trial in 2L+ advanced melanoma (**TEBE-AM**)
3) Ph 3 trial in adjuvant uveal melanoma (**ATOM**)

Up to 6K potential patients[1]

Advancing clinical portfolio

9 Active Clinical & Pre-clinical Programs

- **PRAME**: Start Ph 3 1L advanced melanoma, Ph 1 data throughout 2024 and expand franchise
- **PIWIL1**: Novel target for colorectal
- Targeting functional cure for **HIV**

Up to 150K PRAME patients

Innovating for sustainable growth

Novel Programs in 3 Therapeutic Areas

- NEW **autoimmune candidates**:
  - Type 1 diabetes candidate
  - Universal candidate for dermatology

Large patient opportunities

[1] Includes HLA-A02:01+ patients in metastatic uveal melanoma (mUM), adjuvant uveal (or ocular) melanoma and second-line or later patients with cutaneous melanoma. KIMMTRAK is currently only approved in HLA-A02:01+ patients with mUM.

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IMMUNOCORE

 Delivering across our three strategic pillars  Ralph Torbay  Head of Commercial  Maximizing potential of KIMMTRAK  Innovating for sustainable growth  Advancing clinical portfolio  6

 7  1 Early Access Program (EAP). 2 US, Germany, France, Israel, Italy, Austria, Finland, Belgium, Switzerland, Slovenia, Australia and Canada. 3 Hassel, J., Piperno-Neumann, S. et al. New England Journal of Medicine 2023; 10.1056/NEJMoa2304753  We continue to reach more patients with KIMMTRAK  1L  standard of care in launched markets  Approved in  38  countries  Launched in  12  countries2  Treated  >2K  patients in trials, EAP1 & commercial  Published  3 yr  OS in NEJM3

 USD millions  Q1 Net Revenues1  $51.6M  Q2 Net Revenues1  $56.9M  Q3 Net Revenues1  $62.6M  Q4 Net Revenues1  $67.6M  8  Q1 23 Q2 23 Q3 23 Q4 23  1 Q1, Q2, Q3 & Q4 net revenues are unaudited  2 International denotes countries where Immunocore is commercializing through a partner  3 Final price negotiations continue in France, sales based on accrual assumption  KIMMTRAK growth in 2023  $238.7M  FY 2023 net sales in US GAAP  2024 Outlook  Growth Drivers  Continued US momentum  Global launches (including Canada, Australia and EU countries)3  Early patient identification  International 2 Europe United States

KIMMTRAK expansion opportunities in two late-stage trials

TEBE-AM

Phase 2/3 Trial in 2L+ Advanced Melanoma



1:1:1 Randomization
Treatment phase
Key Endpoints
R
KIMMTRAK (tebentafusp)
KIMMTRAK + anti-PD-1
Straight to follow-up
Key endpoints
Primary: OS
Secondary: ctDNA response[1]

Phase 2 topline data expected by 4Q 2024

ATOM

EORTC[2] led Phase 3 Trial in Adjuvant Uveal (or Ocular) Melanoma



1:1 Randomization
Treatment phase
Key Endpoints
R
KIMMTRAK (tebentafusp) (Q1W IV)
Observation
Key endpoints
Primary: Relapse-Free Survival (RFS)
Secondary: Overall survival

EORTC expected to start randomization in 2H 2024

[1] ctDNA is a dual primary endpoint for the Phase 2 portion. [2] EORTC: European Organisation for Research and Treatment of Cancer

9

IMMUNOCORE

KIMMTRAK's 3 growth areas

→ **Continued growth in US and global launches (incl. EU)**
(FY23 net sales ~$239M)

→ **Phase 2/3 trial in 2L+ advanced cutaneous melanoma (TEBE-AM)**
(Phase 2 data expected 4Q 2024)

→ **Phase 3 trial in adjuvant uveal melanoma (ATOM)**
(Phase 3 expected to start 2H 2024)

KIMMTRAK Estimated Market Opportunity


Today
Metastatic Uveal Melanoma ~1,000 pts[1]
Adjuvant Uveal Melanoma ~1,200 pts[1]
2L+ Advanced Cutaneous Melanoma ~2,000 - 4,000 pts[1]

[1] Estimated number of HLA-A*02:01 positive patients per year in the US and EU

10
IMMUNOCORE

 Delivering across our three strategic pillars  David Berman  Head of Research & Development  Innovating for sustainable growth  Maximizing potential of KIMMTRAK  Advancing clinical portfolio  11

 PRAME is negative prognostic marker in multiple tumors  PRAME broadly expressed in multiple  tumors including:  12  PRAME franchise opportunity spans multiple solid tumors  Cutaneous Melanoma  NSCLC  Ovarian  Endometrial  Candidate  Opportunity  IMC-F106C  Up to 150,000  patients/year  PRAME HLA-A02  IMC-P115C  Half Life Extension  Half-life Extended (HLE);  less frequent dosing  PRAME HLA-A24  IMC-T119C  Up to 50,000 additional patients per year beyond HLA-A02

 13  IMC-F106C (PRAME HLA-A02) next steps  Phase 1 2024 Data Plan  Next Steps  Phase 1 Data  Cutaneous melanoma  2Q – Monotherapy and anti-PD1 combination  1Q - Start PRISM-MEL301  1L Melanoma  Ovarian  3Q – Monotherapy and chemotherapy combination  NSCLC  4Q – Monotherapy and combination data  Endometrial  Enrolling  KIMMTRAK combination  Enrolling  40 mcg dose optimization  (Project Optimus)  Enrolling

PRISM-MEL301: First-line advanced cutaneous melanoma

First Phase 3 trial with IMC-F106C | Clinical trial collaboration and supply agreement with BMS



Randomization
Treatment phase
Follow-up
R
N~325
IMC-F106C + nivolumab (q4w)
q1w
12 wks
q2w
To 1 year
q4w
To 2 years
N~325
Nivolumab (q4w) or
Nivolumab + relatlimab (q4w)1
Key endpoints
→ Primary: PFS by BICR2
→ Secondary: OS, ORR
→ Exploratory: ctDNA

Randomization expected to start 1Q 2024

[1] Use of nivolumab or nivolumab + relatlimab as control will be country specific. [2] BICR: blinded independent committee review

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IMMUNOCORE

IMC-R117C: First-in-class target PIWIL1 for colorectal & GI cancers

European Union CTA submitted in December 2023

- **Negative prognostic marker in multiple cancers**, role in tumor progression
- **Expressed in CRC[1], historically insensitive to IO,** and across major subgroups[2]
- **25% CRC have broad PIWIL1 expression** (with > 75% of tumor cells positive)

PIWIL1 RNA *in situ* hybridization


Normal colon
Colon adenocarcinoma
PIWIL1 detected

~20K colorectal + ~15K other tumors

patients positive for PIWIL1 and HLA-A02

Phase 1 start expected in 2H 2024

PIWIL1, piwi-like protein1. [1] CRC, colorectal cancer. [2] Estimated across colorectal, esophageal, gastric, pancreatic, ovarian, endometroid cancers

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IMMUNOCORE

Ongoing clinical trial exploring potential functional cure in HIV

Evaluating anti-viral activity of IMC-M113V before and after withdrawal of anti-retroviral therapy (ART)

Rare HIV-infected T cells (reservoir) persist despite ART[1,2]


HIV Gag+ T cells
HIV Gag- T cells
HIV Gag protein
HIV Gag protein
10^5
10^4
10^3
0
0
10^3
10^4
10^5

Flow cytometry of CD4+ T cells from peripheral blood

→ **Goal of immunotherapy is to eliminate reservoir**

IMC-M113V Phase 1 MAD trial ongoing

→ **Phase 1 goal is to determine safety and antiviral activity**

→ **Antiviral endpoints: reservoir quantification (blood) and viral rebound (magnitude and kinetics)**

Phase 1 data expected 2H 2024

16

[1] Fun, Axel et al. Scientific reports vol. 7 43231. 2017. [2] Pardons M et al. PLoS Pathog 15(2), 2019, e1007619

IMMUNOCORE

 Delivering across our three strategic pillars  Advancing clinical portfolio  Maximizing potential of KIMMTRAK  Innovating for sustainable growth  David Berman  Head of Research & Development  17

 18  Platform candidates NOW across 3 therapeutic areas  Oncology  ImmTAC  Immune mobilizing monoclonal TCRs Against Cancer  Infectious Diseases  ImmTAV  Immune mobilizing monoclonal TCRs  Against Virus  Autoimmune Diseases  ImmTAAI  Immune mobilizing monoclonal TCRs Against AutoImmune diseases  Activation  of the immune system     Downmodulation   of the immune system

 19  ImmTAAI: tissue-specific, down modulation of the immune system  Vision  Current Systemic immune suppression, even if  inflammation in single tissue  Future  Down modulation of immune system localized to tissue under attack  ImmSPECT: target peptide discovery engine  >250K  Unique peptides that are  tissue-specific  2  Initial candidates  Brain Breast Heart Stomach Kidney Pancreas Ovary Bladder  Esophagus  Lung Liver Uterus Colon Blood

 20  ImmTAAI: off-the-shelf, down modulation of immune system  Suppress T-cells only when ImmTAAI is tethered to target tissue  2. PD1 agonist  suppresses T cells     3. Fc fusion  infrequent dosing  Designed for long half- life, infrequent dosing  Suppresses T cell and NK cell activation  Promotes T cell exhaustion  Non-competitive with natural PDL-1  Does not interfere with Treg  1. Tissue-tethered targeting of HLA-antigen  Only active when tethered to target tissue

 21  IMC-S118AI (PPIxPD1) for type 1 diabetes  Pancreas-tethered ImmTAAI (HLA-A02) protects against killing by autoreactive T cells  1 Quantity measured as area under the curve. 2 Current Diabetes Reports (2023) 23:277–291 (~700K in US & ~700K in EU5)  ImmTAAI binds specifically to pre-pro-insulin (PPI) peptide on pancreatic β-cells  Potent protection of β-cells from killing by autoreactive T cells  60  80  100  120  140  160  10 100  0.001 0.01 0.1 1 [ImmTAAI] nM  β cell number1  Immune system attacks and kills the beta cells responsible for  controlling glucose levels through the release of insulin  ~1.4M  HLA-A2+ type 1 diabetes patients (US + EU5)2  Autoreactive killing  Protection  PPI ImmTAAI  Non-tethered ImmTAAI  β-cells alone  β-cells + T cells  β-cell  marker

 ImmTAAI binds specifically to APC in skin  22  Universal (non-HLA restricted) candidate for dermatology  Antigen presenting cell (APC) tethered ImmTAAI inhibits T cell activation  Potent inhibition of cytokine release  Non-tethered ImmTAAI  Tethered ImmTAAI  ImmTAAI (nM)  IL-2 release (%stim control)  Potential dermatological diseases: atopic dermatitis, psoriasis, and other skin diseases

 4Q23 & FY23  financial results  Brian Di Donato  Chief Financial Officer & Head of Strategy  23

 24  4Q & 2023 GAAP Financials  3Q in US GAAP for comparison (in USD millions, except per share data)  1 Q1, Q2, Q3 & Q4 Financials are unaudited  2 International denotes countries where Immunocore is commercializing through a partner  3 Final price negotiations continue in France, sales based on accrual assumption  Key Figures (currency translated)  3Q 20231  4Q 20231  FY 2023  Comments  KIMMTRAK net revenue (US)  43.4  49.1  169.8  QoQ growth of 13%  KIMMTRAK net revenue (Europe)  18.9  18.3  67.6  Includes France accrual3  Other (International2)  0.3  0.2  1.3  Total net KIMMTRAK revenue  62.6  67.6  238.7  QoQ growth of 8%  Collaboration revenues  2.2  2.6  10.7  R&D expense  43.2  45.6  163.5  SG&A expenses  35.5  41.4  144.5  Net income/(loss) for the period  0.9  (19.7)  (55.3)  Includes currency translation  Earnings/(loss) per share  0.02  (0.40)  (1.13)

 25  Pro-Forma Cash  Unaudited and approximated  Use of Proceeds  We intend to use the net proceeds from the convertible note financing together with our existing cash and cash equivalents, to accelerate our clinical pipeline and for ongoing commercial expansion and repay loan under Pharmakon facility.  Comments  YE 2023 Cash Position  $443M  $402M as of YE '22  2030 Convertible note net proceeds  2.5% fixed rate  $94.70 optional conversion price  $389M  Priced Jan 2024  Pharmakon Loan Repayment  $50M  Expected Nov 2024  Net Pro-forma cash  $782M

 Delivering on our promise  26  Bahija Jallal  Chief Executive Officer

Looking ahead

→ Commercial milestones

KIMMTRAK	Continued global growth driving by the United States and additional launches	**2024**

→ Clinical milestones

KIMMTRAK Expansion	Topline data from Ph 2 2L+ advanced cutaneous melanoma (TEBE-AM)	**4Q 2024**
	First patient randomized in Ph 3 registrational adjuvant uveal melanoma trial (ATOM); led by EORTC	**2H 2024**
PRAME Franchise	First patient randomized in Ph 3 registrational 1L advanced cutaneous melanoma (PRISM-MEL301)	**1Q 2024**
	Cutaneous melanoma data from Phase 1 PRAME trial	**2Q 2024**
	Serous ovarian data from Phase 1 PRAME trial	**3Q 2024**
	NSCLC data from Phase 1 PRAME trial	**4Q 2024**
	IND/CTA for PRAME-HLE trial	**Mid-2024**
	IND/CTA for PRAME-A24 trial	**4Q 2024**
PIWIL1	First patient dosed in PIWIL1 Phase 1 trial	**2H 2024**
Infectious Diseases	Data from Ph 1 HIV MAD/POC trial	**2H 2024**
	Enroll Ph 1 HBV MAD (now including HCC) trial	**2024**
Autoimmune Diseases	Initiating CMC manufacturing for autoimmune candidates	**2024**

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IMMUNOCORE

Leading bispecific TCR pipeline in three therapeutic areas

Area	Candidate	Target (HLA type)	Indication	IND-enabling	Phase 1	Phase 2	Phase 3	Approved
Oncology	KIMMTRAK	gp100 (A02)	Uveal (ocular) melanoma					
			Adjuvant uveal (ocular) melanoma	ATOM sponsored by EORTC				
			2L+ cutaneous melanoma	TEBE-AM				
	IMC-F106C	PRAME (A02)	1L advanced cutaneous melanoma	PRISM-MEL-301				
			2L+ cutaneous melanoma					
			PRR ovarian[1]					
			2L+ NSCLC					
			Advanced endometrial					
			Multiple solid tumors	Mono. & combination arms				
	IMC-P115C	PRAME-HLE (A02)	Multiple solid tumors					
	IMC-T119C	PRAME (A24)	Multiple solid tumors					
	IMC-R117C	PIWIL1 (A02)	Colorectal and GI cancers					
Infectious	IMC-M113V[2]	Gag (A02)	Human Immunodeficiency Virus (HIV)					
	IMC-I109V	Envelope (A02)	Hepatitis B Virus (HBV)					
Autoimmune	IMC-S118AI ★	PPIxPD1 (A02)	Type 1 Diabetes					
	Undisclosed ★	(universal)[3]	Dermatology					

★ New candidate added to pipeline January 2024. [1] Platinum refractory or resistant serous ovarian carcinoma. [2] Program is wholly owned, development costs being provided by the Bill & Melinda Gates Foundation (BMGF), Immunocore retains all development and commercialization rights in the developed world. [3] Program is not HLA restricted (i.e. universal for all populations)

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IMMUNOCORE

29  Bahija Jallal PhD  Chief Executive Officer  Ralph Torbay  Head of Commercial  Brian Di Donato  Chief Financial Officer and  Head of Strategy  Mohammed Dar MD  SVP, Clinical Development and Chief Medical Officer  David Berman MD, PhD  Head of Research and  Development  John Goll  SVP, Finance and Chief Accounting Officer  Q&A Session

 Thank you  30